Valued Advisers Trust

SMI 50/40/10 Fund

SMI Conservative Allocation Fund

Supplement to the Prospectuses and Statement of Additional Information

dated February 28, 2017

(as may be supplemented from time to time)

Supplement dated January 2, 2018

This supplement amends the Prospectuses and Statement of Additional Information (“SAI”) of the SMI 50/40/10 Fund and the SMI Conservative Allocation Fund, each dated February 28, 2017, and is in addition to any other supplements.

On December 12, 2017, the Board of Trustees (the “Board”) of the Valued Advisers Trust (the “Trust”) voted to approve a proposal put forth by SMI Advisory Services, LLC (the “Adviser”), the investment adviser to the SMI 50/40/10 Fund and the SMI Conservative Allocation Fund, each of which are a series of the Trust. The Board voted to approve an Agreement and Plan of Reorganization whereby the SMI 50/40/10 Fund would be reorganized with and into the SMI Conservative Allocation Fund (the “Reorganization”). The Reorganization is expected to qualify as a tax-free reorganization, which generally means that the Reorganization will result in no gain or loss being recognized for federal income tax purposes by either Fund or its shareholders as a direct result of the Reorganization.

The Board also approved a proposal to go into effect following the Reorganization to change the name of the SMI Conservative Allocation Fund to the SMI 50/40/10 Fund and for the SMI Conservative Allocation Fund to adopt the investment strategies of the SMI 50/40/10 Fund.

Please note, however, these changes will not result in any change in the investment objective, investment adviser, or portfolio managers of either the SMI 50/40/10 Fund or the SMI Conservative Allocation Fund.

The proposal for the Reorganization will be submitted for approval by the SMI 50/40/10 Fund’s shareholders of record as of February 15, 2018 at a meeting anticipated to be held on or about April 10, 2018. Proxy materials with respect to the proposed Reorganization will be sent out to shareholders in March 2018. Please read the proxy materials carefully, as they contain a more detailed description of the proposed Reorganization. When you receive your proxy statement, please review it and cast your vote as instructed in the materials so the SMI 50/40/10 Fund may avoid any future solicitations.

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This supplement and the Prospectus provide the information a prospective investor should know about the Funds and should be retained for future reference. A Statement of Additional Information, dated February 28, 2017 (as may be supplemented from time to time) has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Funds at (877) 764-3863 or (877) SMI-Fund.